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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2002


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-28275               75-2837058
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
       incorporation)                   Number)           Identification Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                           75074
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (972) 881-2900

                                      NONE
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On October 25, 2002, Priority Fulfillment Services, Inc. ("PFS"), a wholly-owned subsidiary of PFSweb, Inc., purchased from Inventory Financing Partners, LLC ("IFP") a 51% membership interest in Business Supplies Distributors Holdings, LLC ("Holdings") for a purchase price of $331,758. Prior to the transaction, PFS owned 49% of the membership interests in Holdings, and PFS and IFP were the only members thereof and were parties to the Holdings Operating Agreement. As a result of the transaction, PFS owns 100% of the membership interests in Holdings and is the sole member thereof. The purchase price was paid in cash from PFS' cash on hand. IFP is a limited liability company controlled by Mike Hecomovich and Joe Farrell and whose non-voting members holding a minority interest include the following officers and directors of PFSweb: Mark Layton, Tom Madden, Steve Graham, Tim Murray, Bruce McClung and Cindy Almond.

         As the result of the transaction, PFS controls Holdings' wholly-owned subsidiaries, Supplies Distributors, Inc., Supplies Distributors of Canada, Inc., Business Supplies Distributors Europe B.V. and Supplies Distributors, S.A. (collectively, "Supplies Distributors"). Supplies Distributors is an international distributor of IBM printing supplies and other products.

         The transaction will be accounted for as a purchase under Statement of Financial Accounting Standards No. 141 and will result in the consolidation of Holdings' accounts with those of PFS. Prior to this acquisition, PFS had accounted for its 49% interest in Holdings using the modified equity method of accounting.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

         Historical consolidated financial statements for Business Supplies Distributors Holdings, LLC will be provided by amendment to this Current Report on Form 8-K within 60 days of the date that this report is required to be filed.

         (b) Pro Forma Financial Information.

         Pro forma financial information reflecting the consolidation of the results of Business Supplies Distributors Holdings, LLC will be provided by amendment to this Current Report on Form 8-K within 60 days of the date that this report is required to be filed.

         (c) Exhibits.

         Exhibit 2.1 - Assignment of Membership Interest between Inventory Financing Partners, LLC and Priority Fulfillment Services, Inc.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PFSweb, Inc.



Dated: November 12, 2002                   By: /s/ THOMAS J. MADDEN
                                               --------------------------------
                                               Thomas J. Madden
                                               Executive Vice President, Chief
                                               Financial and Accounting Officer



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                                INDEX TO EXHIBITS




EXHIBIT
NUMBER            DESCRIPTION
2.1  -            Assignment of Membership Interest between Inventory Financing
                  Partners, LLC and Priority Fulfillment Services, Inc.